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                                                                  EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Jenny Craig, Inc.:

We consent to the use of our report incorporated herein by reference to the Form S-8 Registration Statement dated January 31, 2001.


/s/ KPMG LLP
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San Diego, California
January 31, 2001



                                 Form S-8 Page 11